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Adopted 5/26/94
Amended 2/20/96

                             U.S. Bioscience, Inc.

                        NON-EXECUTIVE STOCK OPTION PLAN
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          1.   Purpose.  U.S. Bioscience, Inc. (the "Company") hereby adopts the
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U.S. Bioscience, Inc. Non-Executive Stock Option Plan (the "Plan").  The Plan is

intended to recognize the contributions made to the Company by employees of the

Company or any Affiliate (as defined below) (including employees who are members of the Board of Directors of any Affiliate but who are not directors or

Executive Officers (as hereinafter defined) of the Company), and certain consultants or advisors to the Company or an Affiliate, to provide such persons with additional incentive to devote themselves to the future success of the

Company or an Affiliate, and to improve the ability of the Company or an

Affiliate to attract, retain, and motivate individuals upon whom the Company's sustained growth and financial success depend, by providing such persons with an opportunity to acquire or increase their proprietary interest in the Company through receipt of rights to acquire the Company's Common Stock, par value $.005 per Share (the "Common Stock").  Options granted pursuant to the Plan shall not be options intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code (as hereinafter defined).  Options granted pursuant to the Plan may not be granted to Executive Officers or non-employee members of the Company's Board of Directors.  Notwithstanding the foregoing, an option may be
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granted hereunder for consulting services to a consultant who is also a member of the Company's Board of Directors.

          2.   Definitions.  Unless the context clearly indicates otherwise, the
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following terms shall have the following meanings:

               (a)  "Affiliate" means a corporation which is a parent

corporation or a subsidiary corporation with respect to the Company within the meaning of Section 424(e) or (f) of the Code.

               (b)  "Board of Directors" or "Board" means the Board of Directors of the Company.

               (c)  "Change of Control" shall have the meaning as set forth in

Section 10 of the Plan.

               (d)  "Code" means the Internal Revenue Code of 1986, as amended.

               (e)  "Committee" shall have the meaning set forth in Section 3 of the Plan.

               (f)  "Company" means U.S. Bioscience, Inc. a Delaware

corporation.

               (g)  "Disability" shall have the meaning set forth in Section

22(e)(3) of the Code.

               (h)  "Executive Officers" means persons who are "officers" within the meaning of Rule 16a-1(f) promulgated under the Securities Exchange Act of

1934, as amended, or any successor rule.

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               (i)  "Fair Market Value" shall have the meaning set forth in

Subsection 8(b) of the Plan.

               (j)  "Non-qualified Stock Option" means an Option granted under the Plan which is not intended to qualify, or otherwise does not qualify, as an

"incentive stock option" within the meaning of Section 422(b) of the Code.

               (k)  "Option" means a Non-qualified Stock Option granted under the Plan.

               (l)  "Optionee" means a person to whom an Option has been granted under the Plan, which Option has not been exercised and has not expired or terminated.

               (m)  "Option Document" means the document described in Section 8 of the Plan, as applicable, which sets forth the terms and conditions of each grant of Options.

               (n)  "Option Price" means the price at which Shares may be purchased upon exercise of an Option, as calculated pursuant to Subsection 8(b)

of the Plan, as applicable.

               (o)  "Shares" means the shares of Common Stock of the Company which are the subject of Options.

          3.   Administration of the Plan.  The Plan shall be administered by
               --------------------------
the Board of Directors of the Company; however, the Board of Directors may designate a committee composed of two or more of its directors to operate and administer the Plan in its stead. Any such committee designated by the Board of

Directors, and the Board of Directors itself in its

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administrative capacity with respect to the Plan, is referred to as the

"Committee."

               (a)  Meetings.  The Committee shall hold meetings at such times
                    --------

and places as it may determine. Acts approved at a meeting by a majority of the members of the Committee or acts approved in writing by the unanimous consent of the members of the Committee shall be the valid acts of the Committee.

               (b)  Grants.  The Committee shall from time to time at its
                    ------

discretion direct the Company to grant Options pursuant to the terms of the

Plan. The Committee shall have plenary authority to (i) determine the Optionees to whom, the times at which, and the price at which Options shall be granted,

(ii) determine the type of Option to be granted and the number of Shares subject thereto, and (iii) approve the form and terms and conditions of the Option

Documents; all subject, however, to the express provisions of the Plan. In making such determinations, the Committee may take into account the nature of the Optionee's services and responsibilities, the Optionee's present and potential contribution to the Company's success and such other factors as it may deem relevant. The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under it shall be final, binding and conclusive.

               (c)  Exculpation.  No member of the Board of Directors shall be
                    ------------

personally liable for monetary damages for any

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action taken or any failure to take any action in connection with the administration of the Plan or the granting of Options under the Plan, provided that this Subsection 3(c) shall not apply to (i) any breach of such member's duty of loyalty to the Company or its stockholders, (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law,

(iii) acts or omissions that would result in liability under Section 174 of the

General Corporation Law of the State of Delaware, as amended, and (iv) any transaction from which the member derived an improper personal benefit.

          (d)  Indemnification.  Service on the Committee shall constitute
               ---------------

service as a member of the Board of Directors of the Company.  Each member of the Committee shall be entitled without further act on his or her part to indemnity from the Company to the fullest extent provided by applicable law and the Company's Certificate of Incorporation and/or By-laws in connection with or arising out of any action, suit or proceeding with respect to the administration of the Plan or the granting of Options thereunder in which he or she may be involved by reason of his or her being or having been a member of the Committee,

whether or not he or she continues to be such member of the Committee at the time of the action, suit or proceeding.

          (e)  Limitations on Grants of Options to Consultants and Advisors.
               ------------------------------------------------------------
With respect to the grant of Options to consultants or advisors, bona fide services shall be rendered

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by consultants or advisors and such services must not be in connection with the offer or sale of securities in a capital-raising transaction.

          4.   Grants under the Plan.  Grants under the Plan must be in the form
               ---------------------

of a Non-qualified Stock Option.

          5.   Eligibility.  All employees of the Company or an Affiliate (other
               -----------

than Executive Officers), and consultants or advisors to the Company or an

Affiliate who satisfy the requirements set forth in Subsection 3(e), shall be eligible to receive Options hereunder.  The Committee, in its sole discretion,

shall determine whether an individual is eligible to receive Options under the

Plan.

          6.   Shares Subject to Plan.  The aggregate maximum number of Shares
               ----------------------
for which Options may be granted pursuant to the Plan is Two Million Five

Hundred Thousand (2,500,000), subject to adjustment as provided in Section 11 of the Plan.  The Shares shall be issued from authorized and unissued Common Stock or Common Stock held in or hereafter acquired for the treasury of the Company.

If an Option terminates or expires without having been fully exercised for any reason, the Shares for which the Option was not exercised may again be the subject of one or more Options granted pursuant to the Plan.

          7.   Term of the Plan.  The Plan is effective as of May 26, 1994, the
               ----------------

date on which it was adopted by the Board of

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Directors.  No Option may be granted under the Plan after May 25, 2004.

          8.   Option Documents and Terms.  Each Option granted under the Plan
               --------------------------

shall be a Non-qualified Stock Option.  Options granted pursuant to the Plan shall be evidenced by the Option Documents in such form as the Committee shall from time to time approve, which Option Documents shall comply with and be subject to the following terms and conditions and such other terms and conditions as the Committee shall from time to time require which are not inconsistent with the terms of the Plan.

          (a)  Number of Option Shares.  Each Option Document shall state the
               -----------------------
number of Shares to which it pertains.


          (b)  Option Price.  Each Option Document shall state the Option Price
               ------------
which may be less than, equal to, or greater than the Fair Market Value of the

Shares on the date the Option is granted. If the Common Stock is traded in a public market, then the Fair Market Value per share shall be, if the Common

Stock is listed on a national securities exchange or included in the NASDAQ

National Market System, the last reported sale price thereof on the relevant date, or, if the Common Stock is not so listed or included, the mean between the last reported "bid" and "asked" prices thereof on the relevant date, as reported on NASDAQ or, if not so reported, as reported by the National Daily Quotation

Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines.

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               (c)  Exercise.  No Option shall be deemed to have been exercised
                    --------
prior to the receipt by the Company of written notice of such exercise and payment in full of the Option Price for the Shares to be purchased. Each such notice shall specify the number of Shares to be purchased and shall (unless the

Shares are covered by a then current registration statement or a Notification under Regulation A under the Securities Act of 1933, as amended (the "Act")),

contain the Optionee's acknowledgment in form and substance satisfactory to the

Company that (a) such Shares are being purchased for investment and not for distribution or resale (other than a distribution or resale which, in the opinion of counsel satisfactory to the Company, may be made without violating the registration provisions of the Act), (b) the Optionee has been advised and understands that (i) the Shares have not been registered under the Act and are

"restricted securities" within the meaning of Rule 144 under the Act and are subject to restrictions on transfer and (ii) the Company is under no obligation to register the Shares under the Act or to take any action which would make available to the Optionee any exemption from such registration, (c) such Shares may not be transferred without compliance with all applicable federal and state securities laws, and (d) an appropriate legend referring to the foregoing restrictions on transfer and any other restrictions imposed under the Option

Documents may be endorsed on the certificates. Notwithstanding the foregoing, if the

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Company determines that issuance of Shares should be delayed pending (A)

registration under federal or state securities laws, (B) the receipt of an opinion of counsel acceptable to the Company that an appropriate exemption from such registration is available, (C) the listing or inclusion of the Shares on any securities exchange or an automated quotation system or (D) the consent or approval of any governmental regulatory body whose consent or approval is necessary in connection with the issuance of such Shares, the Company may defer exercise of any Option granted hereunder until any of the events described in this Subsection 8(c) has occurred.

               (d)  Medium of Payment.  An Optionee shall pay for Shares (i) in
                    -----------------
cash, (ii) by certified or cashier's check payable to the order of the Company,

or (iii) by such other mode of payment as the Committee may approve, including payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. Without limiting the foregoing, the Committee may provide in an Option Document that payment may be made in whole or in part in shares of the Company's Common Stock. If payment is made in whole or in part in shares of the Company's Common Stock, then the Optionee shall deliver to the

Company certificates registered in the name of such Optionee representing the shares owned by such Optionee, free of all liens, claims and encumbrances of every kind and having an aggregate Fair Market Value on the date of delivery that is at least as great as the

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Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by the payment in shares of Common Stock,

accompanied by stock powers duly endorsed in blank by the Optionee.  In the event that certificates for shares of the Company's Common Stock delivered to the Company represent a number of shares in excess of the number of shares required to make payment for the Option Price of the Shares (or relevant portion thereof) with respect to which such Option is to be exercised by payment in shares of Common Stock, the stock certificate issued to the Optionee shall represent (i) the Shares in respect of which payment is made, and (ii) such excess number of shares.  Notwithstanding the foregoing, the Committee may impose from time to time such limitations and prohibitions on the use of shares of the Common Stock to exercise an Option as it deems appropriate.

               (e)  Termination of Options.
                    ----------------------

                    (i)  No Option shall be exercisable after the first to occur of the following:

                         (A)  Expiration of the Option term specified in the

Option Document, which shall not occur after ten years from the date of grant.

                         (B)  Expiration of three months from the date the

Optionee's employment or service with the Company or its Affiliates terminates for any reason other than Disability or

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death or as otherwise specified in Subsection 8(e)(i)(D) or 8(e)(i)(E) below;

                         (C)  Expiration of one year from the date such

employment or service with the Company or its Affiliates terminates due to the

Optionee's Disability or death;

                         (D)  A finding by the Committee, after full

consideration of the facts presented on behalf of both the Company and the

Optionee, that the Optionee has breached his or her employment or service contract with the Company or an Affiliate, or has been engaged in disloyalty to the Company or an Affiliate, including, without limitation, fraud, embezzlement,

theft, commission of a felony or proven dishonesty in the course of his employment or service, or has disclosed trade secrets or confidential information of the Company or an Affiliate. In such event, in addition to immediate termination of the Option, the Optionee shall automatically forfeit all Shares for which the Company has not yet delivered the share certificates upon refund by the Company of the Option Price. Notwithstanding anything herein to the contrary, the Company may withhold delivery of share certificates pending the resolution of any inquiry that could lead to a finding resulting in a forfeiture; or

                         (E)  The date, if any, set by the Board of Directors as

an accelerated expiration date in the event of the liquidation or dissolution of the Company.

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                         With respect to Subsections 8(e)(i)(B) and (C) above,

the only Options which may be exercised during the three-month or one-year period, as the case may be, following the date of Optionee's termination of employment or service with the Company or its Affiliates are Options which were exercisable on the last date of such employment or service and not Options which, if the Optionee were still employed or rendering service during such three-month or one-year period, would become exercisable, unless the Option

Document specifically provides to the contrary.

                   (ii)  Notwithstanding the foregoing, the Committee may extend the period during which all or any portion of an Option may be exercised to a date no later than the Option term specified in the Option Document pursuant to

Subsection 8(e)(i)(A). The terms of an executive severance agreement or other agreement between the Company and an Optionee, approved by the Committee,

whether entered into prior or subsequent to the grant of an Option, which provide for Option exercise dates later than those set forth in Subsection

8(e)(i) but permitted by this Subsection 8(e)(ii) shall be deemed to be Option terms approved by the Committee and consented to by the Optionee.

                    (f)  Transfers.  An Option granted under the Plan may not be
                         ---------

transferred, except by will or by the laws of descent and distribution, except as follows:  If the terms of the Option specifically so permit, an Option may be transferred by the

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Optionee by bona fide gift, with no consideration for the transfer, to a lineal descendent, sibling, lineal descendent of a sibling, in each case whether by blood or adoption, a spouse or former spouse (collectively "family members"), to a trust for the benefit of one or more family members or to a partnership in which family members are the only partners.  Notwithstanding the foregoing, an

Option may be transferred pursuant to the terms of a "qualified domestic relations order," within the meaning of Sections 401(a)(13) and 414(p) of the

Code or within the meaning of Title I of the Employee Retirement Income Security

Act of 1974, as amended.

               (g)  Other Provisions.  Subject to the provisions of the Plan,
                    ----------------

the Option Documents shall contain such other provisions including, without limitation, provisions authorizing the Committee to accelerate the exercisability of all or any portion of an Option granted pursuant to the Plan,

additional restrictions upon the exercise of the Option or additional limitations upon the term of the Option, as the Committee shall deem advisable.

          9.   Amendment of Option Documents.  Subject to the provisions of the
               -----------------------------

Plan, the Committee shall have the right to amend Option Documents issued to an

Optionee, subject to the Optionee's consent if such amendment is not favorable to the Optionee, except that the consent of the Optionee shall not be

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required for any amendment made under Subsection 8(e)(i)(E) or Section 10 of the

Plan, as applicable.

          10.  Change in Control.  Notwithstanding anything to the contrary in
               -----------------

any Option Document, upon a Change in Control, the exercise date of all Options then outstanding under the Plan and held by Optionees who are then employees of the Company or an Affiliate, or members of the Board of Directors of an

Affiliate, shall, and in the case of consultants and advisors to the Company or an Affiliate shall (unless the exercisability of the Options held by such an

Optionee is subject to some condition other than the lapse of time (including within the term "lapse of time" the provisions of Section 8(e) of the Plan)),

automatically accelerate to the date of the Change of Control.  Any amendment of this Section 10 which diminishes the rights of Optionees shall not be effective with respect to Options outstanding at the time of adoption of such amendment,

whether or not such outstanding Options are then exercisable.

          A "Change in Control" shall be deemed to have occurred if:  (i) there has been a change in control of a nature that would be required, if the Company would be subject to reporting requirements under the Securities Exchange Act of

1934 (the "Exchange Act"), to be reported in response to Item 6(e) of Schedule

14A of Regulation 14A promulgated under the Exchange Act or Item 1 of Form 8-K promulgated under the Exchange Act; or (ii) any person, entity or group (within the meaning of

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Section 13(d)(3) or Section 14(d)(2) of the Exchange Act), other than any employee benefit plan (or related trust) sponsored or maintained by the Company or any subsidiary of the Company, is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power in the election of directors; or (iii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to have authority to cast at least a majority of the votes which all directors on the Board are entitled to cast,

unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the votes entitled to be cast by the directors then still in office who were directors at the beginning of the period.

          11.  Adjustments on Changes in Capitalization.  The aggregate number
               ----------------------------------------

of Shares and class of shares as to which Options may be granted hereunder, the number and class or classes of shares covered by each outstanding Option and the

Option Price thereof shall be appropriately adjusted in the event of a stock dividend, stock split, recapitalization or other change in the number or class of issued and outstanding equity securities of the Company resulting from a subdivision or consolidation of the Common Stock and/or, if appropriate, other outstanding equity securities or a recapitalization or other capital adjustment

(not

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

including the issuance of Common Stock on the conversion of other securities of the Company which are convertible into Common Stock) affecting the Common Stock which is effected without receipt of consideration by the Company.  The

Committee shall have authority to determine the adjustments to be made under this Section, and any such determination by the Committee shall be final,

binding and conclusive; provided, however, that no adjustment shall be made which will cause an ISO to lose its status as such without the consent of the

Optionee, except for adjustments made pursuant to Section 10 hereof.

          12.  Amendment of the Plan.  The Board of Directors of the Company may
               ---------------------

amend the Plan from time to time in such manner as it may deem advisable.  No amendment to the Plan shall adversely affect any outstanding Option, however,

without the consent of the Optionee that holds such Option.

          13.  No Commitment to Retain.  The grant of an Option pursuant to the
               ------------------------

Plan shall not be construed to imply or to constitute evidence of any agreement,

express or implied, on the part of the Company or any Affiliate to retain the

Optionee in the employ of the Company or an Affiliate and/or as a member of the

Company's Board of Directors or in any other capacity.

          14.  Withholding of Taxes.  Whenever the Company proposes or is
               --------------------
required to deliver or transfer Shares in connection with the exercise of an

Option, the Company shall  have the right to (a) require the recipient to remit or otherwise

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make available to the Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery or transfer of any certificate or certificates for such Shares or (b) take whatever other action it deems necessary to protect its interests with respect to tax liabilities.  The Company's obligation to make any delivery or transfer of

Shares shall be conditioned on the Optionee's compliance, to the Company's satisfaction, with any withholding requirement.

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